SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)           June 18, 1999




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                 0-22223                     31-1499862
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                 No.)




          101 E. Court Street, Sidney, Ohio                         45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


   Registrant's telephone number, including area code:            (937) 492-6129
                                                                 ---------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 18, 1999, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing the completion of a repurchase of 5% of its shares in the open market.

         When used in this Form 8-K and in future filings by the Company with the Securities and Exchange Commission, in the Company's press releases (including the one attached hereto as Exhibit 99) or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "should result," "will likely result," "will enable," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition, that could cause actual results to differ materially from historical results and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

         The Company does not undertake, and specifically declines any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press release dated June 18, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:    June 21, 1999             By:      /s/ Douglas Stewart
         -------------                      ------------------------------------
                                            Douglas Stewart, President and Chief
                                             Executive Officer